UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2017

Vanguard Natural Resources, LLC
(Exact name of registrant as specified in its charter)

Delaware	001-33756	61-1521161
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5847 San Felipe, Suite 3000
Houston, Texas 77057
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (832) 327-2255

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
As previously disclosed, Vanguard Natural Resources, LLC (the “Company”) and certain subsidiaries (such subsidiaries, together with the Company, the “Debtors”) filed voluntary petitions for relief (the cases commenced thereby, the “Chapter 11 Cases”) under chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”). The Chapter 11 Cases are being administered under the caption In re Vanguard Natural Resources, et al. Prior to commencing the Chapter 11 Cases, the Debtors entered into a Restructuring Support Agreement, dated as of February 1, 2017, with (i) certain holders (the “Consenting 2020 Noteholders”) of the 7.875% Senior Notes due 2020 (the “Senior Notes due 2020”); (ii) certain holders (the “Consenting 2019 Noteholders and, together with the Consenting 2020 Noteholders, the “Consenting Senior Noteholders) of the 8 3/8% Senior Notes due 2019 (the “Senior Notes due 2019”); and (iii) certain holders of the 7.0% Senior Secured Second Lien Notes due 2023.
The Debtors executed non-disclosure agreements (the “Non-Disclosure Agreements”) with certain Consenting Senior Noteholders to facilitate ongoing discussions regarding an amended chapter 11 plan of reorganization for the Debtors (the “Plan”), including discussions among the Debtors, such Consenting Senior Noteholders and certain of the Debtors’ existing first lien secured lenders (the “RBL Lenders”) concerning an indicative exit credit facility to be included as part of the Plan (the “Indicative Exit Facility”) and among the Debtors, such Consenting Senior Noteholders and the official committee of unsecured creditors appointed in the Chapter 11 Cases (the “Creditors’ Committee”). On May 24, 2017, following several weeks of discussions, the Consenting Senior Noteholders, representatives of the RBL Lenders and the Debtors agreed to indicative terms with respect to exit financing (the “Indicative Exit Facility Term Sheet”). The Indicative Exit Facility Term Sheet is subject to negotiation of final documentation and a vote of the RBL Lenders. The Creditors’ Committee, the Debtors, and the Consenting Senior Noteholders have also reached an agreement for the provision of specified Plan treatment for holders of general unsecured claims and for the Creditors’ Committee to support confirmation of the Plan. Furthermore, all agreements related to the Plan, including the Indicative Exit Facility, are subject to the approval of the Bankruptcy Court. The Indicative Exit Facility Term Sheet is set forth on Exhibit 99.1 to this Current Report on Form 8-K.
In connection with the discussions concerning the Plan, the Debtors provided confidential information relating to the Debtors (collectively, the “Confidential Information”) and other information included in Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 to this Current Report on Form 8-K to certain Consenting Senior Noteholders on March 7, 2017, April 7, 2017 and April 19, 2017, respectively. The disclosure herein is being made in accordance with the terms of the Non-Disclosure Agreements. The Confidential Information is included herein only because it was provided to certain Consenting Senior Noteholders as well as their advisors. The Confidential Information was not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (“SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. Nothing included in the Confidential Information purports to present the Debtors’ financial condition in accordance with accounting principles generally accepted in the United States. The Debtors’ independent accountants have not examined, compiled or otherwise applied procedures to the Confidential Information and, accordingly, do not express an opinion or any other form of assurance with respect to the Confidential Information. The Confidential Information was prepared for internal use, capital budgeting and other management decisions and is subjective in many respects. The Confidential Information reflects numerous assumptions made by management of the Debtors with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Debtors’ control. Accordingly, there can be no assurance that the assumptions made in preparing the projections will prove accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of the projections. The inclusion of the Confidential Information therein should not be regarded as an indication that the Debtors or their affiliates or representatives consider the Confidential Information to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Debtors nor any of their affiliates or representatives have made or make any representation to any person regarding the ultimate outcome of the Debtors’ potential restructuring, refinancing or recapitalization or ultimate performance of the Debtors or their affiliates, and the Debtors do not take any obligation to publicly update the Confidential Information to reflect circumstances existing after the date when the Confidential Information was presented or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Confidential Information are shown to be in error.
The information in this Item 7.01 of this Current Report on Form 8-K, including the attached Exhibits 99.1, 99.2, 99.3 and 99.4, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any of the Debtors’ filings under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Forward-Looking Statements
Statements in this Current Report on Form 8-K that relate to future results and events are not facts and constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Debtors’ current expectations, estimates and assumptions and, as such, involve certain risks and uncertainties. The ability of the Debtors to predict results or the actual effects of its plans and strategies is subject to inherent uncertainty. Actual results and events in future periods may differ materially from those expressed or implied by these forward-looking statements because of a number of risks, uncertainties and other factors. All statements other than statements of historical fact, including statements containing the words “intends,” “believes,” “expects,” “will,” and similar expressions, are statements that could be deemed to be forward-looking statements. In addition, the forward-looking statements represent the Debtors’ views as of the date as of which they were made. The Debtors anticipate that subsequent events and developments may cause their views to change. However, although the Debtors may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Debtors’ views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the Securities and Exchange Commission on March 15, 2017, under the headings “Risk Factors” and “Forward-Looking Statements.” Additional risks include, but are not limited to, those associated with the Debtors’ filing for relief under Chapter 11 of the Bankruptcy Code.
Item 8.01 Other Events.

The Debtors caution that trading in the Debtors’ securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Debtors’ securities may bear little or no relationship to the actual recovery, if any, by holders of the Debtors’ securities in the Chapter 11 Cases.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Indicative Exit Facility Term Sheet among representatives of the Consenting Senior Noteholders, the RBL Lenders and the Debtors, dated May 24, 2017.

99.2	Release of Private Information - Management Presentation dated March 7, 2017.

99.3	Release of Private Information - Management Presentation dated April 7, 2017.

99.4	Release of Private Information - Management Presentation dated April 19, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD NATURAL RESOURCES, LLC

	By:	/s/ Richard A. Robert
	Name:	Richard A. Robert
	Title:	Executive Vice President and Chief Financial Officer
Dated: May 24, 2017		(Principal Financial Officer and Principal Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Indicative Exit Facility Term Sheet among representatives of the Consenting Senior Noteholders, the RBL Lenders and the Debtors, dated May 24, 2017.

99.2	Release of Private Information - Management Presentation dated March 7, 2017.

99.3	Release of Private Information - Management Presentation dated April 7, 2017.

99.4	Release of Private Information - Management Presentation dated April 19, 2017.